Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
May 31, 1999



Expected B Maturity 6/16/2003


Blended Coupon 5.0978%


Excess Protection Level
3 Month Average   6.52%
May, 1999   7.63%
April, 1999   5.17%
March, 1999   6.77%


Cash Yield19.45%


Investor Charge Offs 4.88%


Base Rate 6.94%


Over 30 Day Delinquency 4.89%


Seller's Interest 6.97%


Total Payment Rate14.69%


Total Principal Balance$41,914,776,221.36


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$2,922,256,702.87